Exhibit 10.11


                                                               Execution Version


                  PIK ON-LOAN TRANSFER AND ASSUMPTION AGREEMENT
                                (the "AGREEMENT")



between


1. Pool Sub-Financing Helsinki Oy, Mikonkatu 15A, 01100 Helsinki ("FIN NEWCO III"),

2.   Pool Financing Helsinki Oy, Mikonkatu 15A, 01100 Helsinki ("FIN NEWCO II"),

3.   Sanitec Oy, Mikonkatu 15A, 01100 Helsinki ("FIN NEWCO I"),

4. Sanitec International S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg ("LUX NEWCO II "),

5. Pool Acquisition S.A., 19-21 boulevard du Prince Henri, L-1724 Luxembourg, Grand-Duche de Luxembourg ("LUX NEWCO")

                                       and

6.   Bayerische Hypo- und Vereinsbank AG ("PIK LENDER")




PREAMBLE:

1. Fin NewCo I is a 100% subsidiary of Lux NewCo II and Lux NewCo II is approximately a 93 % subsidiary of Lux NewCo. Lux NewCo II also holds 100 % of all shares in Fin NewCo III which holds 100 % of all shares in Fin Newco II.

2. Fin NewCo III is borrower under a EUR 60,000,000 pik loan agreement (the "PIK LOAN AGREEMENT"; the loan referred to as the "PIK LOAN") with Bayerische Hypo- und Vereinsbank AG as lender.

3. Fin NewCo II is borrower under a EUR 60,000,000 pik on-loan agreement (the "PIK ON-LOAN AGREEMENT I"; the loan referred to as the "PIK ON-LOAN I") with Fin NewCo III as lender.

4. Fin NewCo I, as successor to Pool Acquisition Helsinki Oy, is borrower under a EUR 60,000,000 pik on-loan agreement (the "PIK ON-LOAN AGREEMENT II"; the loan referred to as the "PIK ON-LOAN II") with Fin NewCo II as lender.

5. Lux NewCo II intends to issue notes (the "SENIOR NOTES") on the basis of an indenture. The proceeds of the issuance of Senior Notes shall be on lent to Fin NewCo I for the purpose of partially refinancing existing debt of Fin NewCo I. In connection with the


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     issuance of the Senior Notes it is necessary to establish a structure in which the claims of the PIK Lender under the PIK Loan Agreement are structurally subordinated to the claims of holders of the Senior Notes. Therefore, the parties of this Agreement and the PIK Lender agreed that the structure shall be such that Lux NewCo is borrower under the PIK Loan Agreement whereas Lux NewCo II is borrower under the PIK On-Loan Agreement I and lender under the PIK On-Loan Agreement II.



NOW, THEREFORE, IT IS AGREED as follows:

1.   DEFINITIONS

     Capitalised terms used herein shall have the same meaning as defined in the PIK Loan Agreement unless expressly otherwise defined in this Agreement.

2.   TRANSFER AND ASSUMPTION I

     2.1 Lux NewCo hereby expressly assumes all liabilities and obligations of Fin NewCo III and accepts assignment of all rights from Fin NewCo III under the PIK Loan Agreement in consideration for Fin NewCo III transferring all rights it has under the PIK On-Loan Agreement I to Lux NewCo.

     2.2 The PIK Lender hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo as set out in 2.1 and expressly approves the assignment of all rights of Fin NewCo III under the PIK Loan Agreement to Lux NewCo as set forth in 2.1. The parties agree that Fin NewCo III shall be released from all existing or future liabilities under the PIK Loan Agreement.

3.   TRANSFER AND ASSUMPTION II

     3.1 Lux NewCo II hereby expressly assumes all liabilities and obligations of Fin NewCo II and accepts assignment of all rights from Fin NewCo II under the PIK On-Loan Agreement I in consideration for Fin NewCo II transferring all rights it has under the PIK On-Loan Agreement II to Lux NewCo II.

     3.2 Fin NewCo III hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo II as set out in 3.1 and expressly approves the assignment of all rights of Fin NewCo II under the PIK On-Loan Agreement I to Lux NewCo II as set forth in 3.1. The parties agree that Fin NewCo II shall be released from all existing or future liabilities under the PIK On-Loan Agreement I.

     3.3 Lux NewCo hereby expressly assumes all liabilities and obligations of Fin NewCo III under the PIK On-Loan Agreement I. All rights of Fin NewCo III under the PIK On-Loan Agreement I shall be assigned to Lux NewCo. Lux NewCo accepts such assignment.


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     3.4 Fin NewCo II hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo as set out in 3.3 and expressly approves the assignment of all rights of Fin NewCo III under the PIK On-Loan Agreement I to Lux NewCo as set forth in 3.3. The parties agree that Fin NewCo III shall be released from all existing or future liabilities under the PIK On-Loan Agreement I. The parties agree that the version of the PIK On-Loan Agreement I attached as Schedule I to this agreement shall supercede the original PIK On-Loan Agreement I, including any changes in the terms or conditions.

4.   TRANSFER AND ASSUMPTION III

     4.1 Lux NewCo II hereby expressly assumes all liabilities and obligations of Fin NewCo II under the PIK On-Loan Agreement II. All rights of Fin NewCo II under the PIK On-Loan Agreement II shall be assigned to Lux NewCo II. Lux NewCo II accepts such assignment.

     4.2 Fin NewCo I hereby expressly consents to the assumption of all liabilities and obligations by Lux NewCo II as set out in 4.1 and expressly approves the assignment of all rights of Fin NewCo II under the PIK On-Loan Agreement II to Lux NewCo II as set forth in 4.1. The parties agree that Fin NewCo II shall be released from all existing or future liabilities under the PIK On-Loan Agreement II. The parties agree that the version of the PIK On-Loan Agreement II attached as
         Schedule II to this agreement shall supercede the original PIK On-Loan Agreement II, including any changes in the terms or conditions.

5.   CONDITION PRECEDENT

     The transfers and the assumptions as set forth under sections 2, 3 and 4 are subject to the issuance of the Senior Notes having been completed.

6.   REIMBURSEMENT OF COST, EXPENSES AND TAXES

     Fin NewCo I undertakes to pay and to reimburse or indemnify Lux NewCo and Lux NewCo II, on a full indemnity basis, for or against all costs, expenses, charges and fees, which shall include, without limitation, stamp, registration fees and reasonable legal fees and disbursements of external legal advisers (collectively the "COSTS"), incurred or sustained by the named parties in connection with the preparation, drafting and negotiation of this Agreement and the completion of all further transactions therein or herein contemplated. All fees and expenses payable pursuant to this Clause shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon.

7.   LAW

     This Agreement shall be governed by and construed in accordance with the laws of England and Wales.


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8.   AMENDMENT

     Any amendment to or variation of this Agreement shall be made in writing in order to be valid and binding upon the parties hereto. The parties hereto may not waive the form requirement of writing other than in writing by signing an amendment hereto.

9.   JURISDICTION

     The ordinary courts of England and Wales shall have jurisdiction in respect of any dispute arising out of or in connection with this Agreement including its validity.

10.  PARTIAL INVALIDITY

     If at any time any provision hereof or part thereof is or becomes illegal, invalid or unenforceable, the legality, validity or enforceability of the remaining provisions hereof shall in no way be affected or impaired thereby. The illegal, invalid or unenforceable provision shall be deemed to be substituted by a valid, legal and enforceable provision, which reflects the intention of the parties hereto to the extent that this is legally possible.

11.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or which is available apart form that Act.


Signed for and on behalf of:

Pool Sub-Financing Helsinki Oy


________________________________




Pool Financing Helsinki Oy


________________________________

Sanitec International S.A.


________________________________





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Sanitec Oy


________________________________



Pool Acquisition S.A.


________________________________



Signed for and on behalf:

Bayerische Hypo- und Vereinsbank AG


________________________________